Other Income and Expenses, Net	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
Other Income and Expenses, Net	OTHER INCOME AND EXPENSES, NET
Other income and expenses, net consisted of the following:

	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022
Public funding	266	201	177
Start-up and phase-out costs	(69)	(134)	(13)
Exchange gains (losses), net	6	5	15
Patent costs	(5)	(12)	(8)
Gain on sale of non-current assets	5	6	2
Cancellation fees of committed equipment purchases	(18)	—	—
COVID-19 incremental costs	—	—	(10)
Other, net	(3)	(11)	(4)
Total	182	55	159

The Company receives public funding from governmental bodies in several jurisdictions. Public funding is further described in Note 7.
Start-up costs represent costs incurred in the ramp-up phase of the Company’s newly integrated manufacturing activities.
Exchange gains and losses, net represent the portion of exchange rate changes on transactions denominated in currencies other than a subsidiary’s functional currency and the changes in fair value of derivative instruments which are not designated as hedges, as described in Note 26.
Patent costs mainly include legal and attorney fees and payment for claims, patent pre-litigation consultancy and legal fees. They are reported net of settlements, if any, which primarily include reimbursements of prior patent litigation costs.
Cancellation fees for committed equipment purchases are costs incurred when equipment acquisition is canceled or postponed.
COVID-19 incremental costs were mainly composed of incremental expenses primarily related to sanitary measures undertaken to protect employees. Since January 1, 2023, the Company no longer reports COVID-19 related expenses as a component of the line “Other income and expenses, net” in the consolidated statements of income.